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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 30, 2003

                         COMMISSION FILE NUMBER 0-27818

                             DOANE PET CARE COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                                                43-1350515
(State or other jurisdiction of                                 (IRS employer
 incorporation or organization)                              identification no.)

                            210 WESTWOOD PLACE SOUTH,
                                    SUITE 400
                               BRENTWOOD, TN 37027
           (Address of principal executive office, including zip code)

                                 (615) 373-7774
              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE; ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL
        CONDITION

         In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

         The registrant issued a press release dated July 30, 2003 announcing its 2003 second quarter and six months results and updating its fiscal 2003 outlook, which is attached to this Form 8-K as Exhibit 99.1 and which shall be deemed a part of, and incorporated by reference into, this Item 9 and Item 12 for all purposes.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DOANE PET CARE COMPANY

                                      By: /s/ PHILIP K. WOODLIEF
                                          ----------------------------
                                          Philip K. Woodlief
                                          Vice President, Finance and
                                          Chief Financial Officer

                                      By: /s/ STEPHEN P. HAVALA
                                          ----------------------------
                                          Stephen P. Havala
                                          Corporate Controller and
                                          Principal Accounting Officer

Date:July 30, 2003

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION
-------       -------------------------------------------------------------
   99.1    -- Doane Pet Care Company press release dated July 30, 2003, entitled "Doane Pet Care Reports 2003 Second Quarter and Six
              Months Results; Updates Fiscal 2003 Outlook"